UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! JAZZ PHARMACEUTICALS PLC 2022 Annual General Meeting Vote by July 27, 2022 11:59 PM ET JAZZ PHARMACEUTICALS PLC FIFTH FLOOR, WATERLOO EXCHANGE WATERLOO ROAD, DUBLIN 4, IRELAND ATTN: COMPANY SECRETARY D86631-P76284 You invested in JAZZ PHARMACEUTICALS PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 28, 2022. Get informed before you vote View the proxy statement, our annual report and our Irish statutory financial statements online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS Smartphone users Thursday, July 28, 2022 9:45 AM Local Time Point your camera here and Jazz Pharmaceuticals plc vote without entering a Fifth Floor, Waterloo Exchange Waterloo Road control number Dublin 4, Ireland During the meeting*: You may vote in person by attending the meeting. Other voting options: You may also vote by Internet (by visiting www.ProxyVote.com or scanning the QR Barcode shown to the left) or by mail (by requesting a paper copy of the proxy materials, which will include a proxy card with additional voting instructions). Vote by 11:59 P.M. ET on July 27, 2022. Have the control number indicated in this notice available when voting by Internet or by phone. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. You are receiving this communication because of shares held of Jazz Pharmaceuticals plc as of June 1, 2022. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Board Voting Items Recommends 1. To elect four nominees for director named below to hold office until the 2025 Annual General Meeting of Shareholders. Nominees: 1a. Jennifer E. Cook For 1b. Patrick G. Enright For 1c. Seamus Mulligan For 1d. Norbert G. Riedel, Ph.D. For 2. To ratify, on a non-binding advisory basis, the appointment of KPMG as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2022 and to authorize, in a binding vote, the Board of Directors, acting For through the audit committee, to determine KPMG’s remuneration. 3. To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc’s named executive officers For as disclosed in the proxy statement. 4. To grant the Board of Directors authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply. For 5. To approve any motion to adjourn the Annual General Meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the Annual General Meeting to approve For Proposal 4. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D86632-P76284